UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	3/31/2017

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2017

Annual Report
to Shareholders

Deutsche Real Assets Fund

(formerly Deutsche Alternative Asset Allocation Fund)

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

16 Consolidated Portfolio Summary

21 Consolidated Investment Portfolio

29 Consolidated Statement of Assets and Liabilities

31 Consolidated Statement of Operations

33 Statements of Changes in Net Assets

34 Financial Highlights

40 Notes to Consolidated Financial Statements

55 Report of Independent Registered Public Accounting Firm

56 Information About Your Fund's Expenses

57 Tax Information

58 Advisory Agreement Board Considerations and Fee Evaluation

63 Board Members and Officers

68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. There are special risks associated with an investment in real estate, including REITS. These risks include credit risk, interest rate fluctuations and the impact of varied economic conditions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

America’s economic expansion, now in its eighth year, continues. Much of the damage from the Great Recession appears to have been repaired, and growth, while not spectacular, has been sufficient to support a stronger labor market.

How long can this last? Our economists generally expect the economy to continue performing well this year. The labor markets should firm a bit further, and underlying inflation is edging closer to target.

Against this backdrop, the U.S. stock markets have set a series of record highs — thanks, in part, to expectations for a boost from Washington. The challenge is that the new administration is still finding its footing. So, while some combination of tax cuts, regulatory reforms, and spending increases in infrastructure and defense seems likely, the timing of implementation is unclear. It remains to be seen how the President’s legislative agenda will translate into tangible results after running the gauntlet of political procedure and bargaining.

We invite you to stay abreast of that process — and our economists’ take on the impact for the markets and investors — by visiting deutschefunds.com. The "Insights" section of our Web site offers up-to-date views on the global and domestic economies and the implications for each asset class.

Thank you, as always, for allowing us to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 15 for more complete performance information.

Investment Process

The investment process starts with top-down allocations to each of the underlying real assets categories, and then continues with allocations to the subsectors within each category. Portfolio management then monitors the current economic environment and reviews the real assets category and subsector allocations. Investment positions are adjusted on an ongoing basis based upon portfolio management’s macro views in an effort to increase returns through tactical allocations. Within each of the subsectors, portfolio management values each individual security and uses the relative attractiveness of each to select the best investments to fill the subsector allocations defined by the top-down allocation process. The portfolio is continuously monitored for risk management purposes.

Despite a difficult start, the world financial markets produced robust returns in the 12 months ended March 31, 2017. At the beginning of the period, investor sentiment remained under pressure from concerns about weak global growth and the protracted downturn in commodity prices. These worries eventually dissipated as 2016 progressed, and the markets began to gain traction thanks to the highly accommodative global central bank policies and signs that the world economy was picking up steam. Although the United Kingdom’s vote to leave the European Union ("Brexit") and uncertainty surrounding the U.S. election caused periodic bouts of risk aversion through mid-2016 and into the third quarter, the Republican sweep in November led to significant gains for higher-risk market segments. Hopes for lower taxes, increased infrastructure spending and a reduced regulatory burden fueled an improving economic outlook and hearty investor sentiment. Although the optimism faded somewhat in March on concerns that Washington would become mired in gridlock, sentiment remained well supported by favorable growth trends and a healthy outlook for corporate earnings. Together, these factors led to strong gains for global equities in the 12-month period.

Commodities also rallied off of their lows of early 2016 as the economic expansion led to a healthier supply-and-demand picture for energy and industrial metals, helping commodity-related equities to produce returns that exceed those of the broader world indices. However, bonds and other rate-sensitive investments experienced mixed performance due to the expanding economy and the U.S. Federal Reserve Board's (the Fed) decision to raise interest rates in December and March.

Fund Positioning and Performance

Deutsche Real Assets Fund gained 5.22% in the 12 months ended March 31, 2017. While the fund underperformed the 8.67% return of its custom blended benchmark, the Blended Index (Real Assets), it outpaced the 3.54% average return for the funds in its Morningstar peer group, Multialternative.

On April 26, 2016, the investment objective and strategy for Deutsche Alternative Asset Allocation Fund changed and the fund was renamed Deutsche Real Assets Fund. As part of this shift, it moved from a "fund of funds" to a portfolio of individual stocks and fixed-income securities. In managing the fund, we strive to capture the upside potential of real assets while also managing downside risk through an active, diversified approach. We seek to achieve this via an investment process that combines top-down strategic and tactical allocations with fundamental bottom-up security selection. To construct the portfolio’s top-down allocations, we analyze economic conditions to ascertain whether growth is accelerating or decelerating, and whether inflation is rising or falling. Since real-asset sectors and subsectors exhibit distinct return characteristics under various combinations of these factors, this aspect of our process helps us determine the optimal positioning among the major areas in which we invest, including infrastructure stocks, real estate investment trusts (REITs), commodities (both futures and natural resources equities) and Treasury Inflation-Protected Securities (TIPS). The bottom-up part of our strategy seeks to complement the fund’s top-down positioning by identifying securities we believe are most likely to outperform within the major investment segments.

This approach enabled the fund to participate in the positive returns of the real assets category. However, the fund fell short of the benchmark due in part to its defensive positioning in the early stages of the rally in risk assets. The performance and positioning of the fund's major investment segments during the period was as follows:

Infrastructure stocks: After experiencing weak performance in mid-2016, this category staged a strong recovery in the second half of the period due to the improving global economy and the prospects of rising infrastructure spending in the United States. We began the period with a defensive posture via overweight positions in utilities and tower companies, with a corresponding underweight in oil- and gas-related infrastructure stocks. We subsequently moved to a more offensive stance by reducing the portfolio’s weighting in utilities and raising its allocation to energy-related investments. This shift enabled us to capture a larger portion of the rally in the infrastructure sector that occurred from mid-December onward. Our overall weighting in infrastructure stocks remained steady at about 35% to 40% of assets, which reflects our favorable long-term view on the group.

"We continued to employ a dynamic and flexible approach, together with the combination of top-down and bottom-up analysis, in an effort to capitalize on the broad range of opportunities in the real-assets category."

While our infrastructure portfolio generated a positive absolute return, we lost some relative performance from individual stock selection. Notable detractors included the Europe-based utilities Enagas SA and Snam SpA, as well as the Chinese stocks Beijing Enterprises Holdings Ltd.* and China Merchants Port Holdings Co. Ltd.*

REITs: Real estate investment trusts delivered solid 12-month returns. After losing ground in mid-2016 due to concerns about rising interest rates, the sector subsequently recovered as investors grew more comfortable with the path of Fed policy and returned their attention to fundamentals. The fund’s real estate portfolio outpaced the broader asset class due to an overweight position in non-U.S. REITs, which outperformed, as well as our individual security selection. Notable contributors included U.S.-based CoreSite Realty Corp. and the Hong Kong real estate company Hang Lung Properties Limited.

The fund’s REIT weighting fluctuated in a range of about 27% to 32% of assets. The REIT portfolio was allocated roughly 50-50 to the United States and international markets as of March 31, 2017, but we varied the weighting throughout the course of the year to capitalize on value opportunities as they emerged. At the sector level, we closed the reporting period with overweights in data-center and health care REITs, but we were underweight in the lagging retail-and-mall-related segment. Outside of the United States, we have found some of the most compelling opportunities among Hong Kong–based property companies and Singapore-based developers.

Commodities: The fund’s commodity exposure increased throughout the course of the year, reflecting the backdrop of accelerating growth and rising inflation. Whereas our overall weighting (which includes both futures and equities) stood at about 17% at the end of April 2016, it gradually rose to a level slightly over 23% at the close of the period. Within the commodity allocation, we shifted from an emphasis on futures in the first half of the period to a heavier weighting in equities in the second half. This move had a favorable impact on overall results, but our gradual approach prevented the fund from fully participating in the early stages of the rally in commodity stocks.

Selection within the commodity equity portfolio had a positive effect on results, highlighted by our positions in several chemicals stocks that were in merger and acquisition talks, including Syngenta AG, Akzo Nobel NV and Dow Chemical Co. Our investments in the mining stocks Lundin Mining Corp. and Glencore PLC also added value, but a position in Newmont Mining Corp. detracted.

TIPS: Since Treasury Inflation-Protected Securities can help protect capital in difficult markets, we view them as a way to offset the risks inherent in the fund’s equity exposure. Upon taking over as managers, we established a 17% allocation to TIPS based on the cautious view we held at that time. We later reduced the weighting from about 8% of assets at the end of the third quarter to approximately 5% at the end of 2016, and it remained near that level through the end of March 2017. These shifts worked well, as they cushioned the effect of stock-market volatility early in the period and enabled the fund to take advantage of the stronger performance for risk assets that occurred thereafter.

Outlook

Although the fund’s positioning at the end of March reflected the backdrop of accelerating growth and rising inflation, we remained on the lookout for signals that would indicate a change in positioning was warranted. We continued to employ a dynamic and flexible approach, together with the combination of top-down and bottom-up analysis, in an effort to capitalize on the broad range of opportunities in the real-assets category.

* Not held in the portfolio as of March 31, 2017.

Portfolio Management Team

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

— Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

— BS, Miami University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Blended Index (Real Assets) is composed of 30% in the DJ Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index, 7.5% in the MSCI World Energy Index, and 7.5% in the MSCI World Materials Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index (formerly known as Dow Jones UBS Commodity Index) is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. MSCI World Energy Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). MSCI World Materials Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard (GICS®). The Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly traded U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. On April 26, 2016, the Blended Index (Real Assets Fund) was added as the sole additional comparative index. The Advisor believes the Blended Index (Real Assets Fund) provides additional comparative performance information and represents the fund’s overall investment strategy.

The Morningstar Multialternative category consists of funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Contribution and detraction incorporate both a stock’s total return and its weighting in the fund.

Performance Summary March 31, 2017 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/17
Unadjusted for Sales Charge	5.22%	1.41%	1.56%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.83%	0.22%	0.94%
MSCI World Index†	14.77%	9.37%	3.93%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	1.48%	0.97%	4.26%
Blended Index (Real Assets Fund)†	8.67%	4.05%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.44%	2.34%	4.41%
S&P 500® Index†	17.17%	13.30%	7.31%
Blended Index (AAA Fund)†	10.33%	7.36%	4.42%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/17
Unadjusted for Sales Charge	4.47%	0.66%	0.76%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.47%	0.66%	0.76%
MSCI World Index†	14.77%	9.37%	3.93%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	1.48%	0.97%	4.26%
Blended Index (Real Assets Fund)†	8.67%	4.05%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.44%	2.34%	4.41%
S&P 500® Index†	17.17%	13.30%	7.31%
Blended Index (AAA Fund)†	10.33%	7.36%	4.42%
Class R	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/17
No Sales Charges	4.95%	1.22%	0.74%
MSCI World Index†	14.77%	9.37%	3.93%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	1.48%	0.97%	4.26%
Blended Index (Real Assets Fund)†	8.67%	4.05%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.44%	2.34%	4.41%
S&P 500® Index†	17.17%	13.30%	7.31%
Blended Index (AAA Fund)†	10.33%	7.36%	4.42%
Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 3/31/17
No Sales Charges		5.59%	–0.74%
MSCI World Index†		14.77%	4.64%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†		1.48%	0.97%
Blended Index (Real Assets Fund)†		8.67%	0.14%
Bloomberg Barclays U.S. Aggregate Bond Index†		0.44%	2.34%
S&P 500® Index†		17.17%	13.30%
Blended Index (AAA Fund)†		10.33%	4.03%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/17
No Sales Charges	5.30%	1.58%	1.73%
MSCI World Index†	14.77%	9.37%	3.93%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	1.48%	0.97%	4.26%
Blended Index (Real Assets Fund)†	8.67%	4.05%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.44%	2.34%	4.41%
S&P 500® Index†	17.17%	13.30%	7.31%
Blended Index (AAA Fund)†	10.33%	7.36%	4.42%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/17
No Sales Charges	5.61%	1.76%	1.83%
MSCI World Index†	14.77%	9.37%	3.93%
Bloomberg Barclays US Treasury Inflation Notes Total Return Index†	1.48%	0.97%	4.26%
Blended Index (Real Assets Fund)†	8.67%	4.05%	2.90%
Bloomberg Barclays U.S. Aggregate Bond Index†	0.44%	2.34%	4.41%
S&P 500® Index†	17.17%	13.30%	7.31%
Blended Index (AAA Fund)†	10.33%	7.36%	4.42%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2016 are 1.38%, 2.11%, 1.76%, 1.00%, 1.20% and 1.08% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the Deutsche Real Assets Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Prior to April 26, 2016, the Fund was known as the Deutsche Alternative Asset Allocation Fund (AAA Fund). On April 26, 2016, the Fund’s investment strategy was changed and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments). Performance would have been different if the Fund’s current investment strategy and structure had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

■ Deutsche Real Assets Fund — Class A

■ MSCI World Index†

■ Bloomberg Barclays U.S. Treasury Inflation Note Total Return Index†

■ Blended Index (Real Assets Fund)†

■ Bloomberg Barclays U.S. Aggregate Bond Index†

■ S&P 500 Index†

■ Blended Index (AAA Fund)†

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007.

** Class R6 shares commenced operations on November 28, 2014.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index includes all publicly traded U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value.

The Blended Index (Real Assets Fund) is composed of 30% in the Dow Jones Brookfield Infrastructure Index, 30% in the FTSE EPRA/NAREIT Developed Index, 15% in the Bloomberg Commodity Index, 10% in the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index, 7.5% in the MSCI World Energy Index, and 7.5% in the MSCI World Materials Index. Dow Jones Brookfield Infrastructure Index measures the stock performance of companies worldwide whose primary business is the ownership and operation of (rather than service of) infrastructure assets. To be included in the indices, a company must have more than 70% of estimated cash flows (based on publicly available information) derived from the following infrastructure sectors: airports, toll roads, ports, communications, electricity transmission and distribution, oil and gas storage and transportation, water, and other sectors. FTSE EPRA/NAREIT Developed Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into U.S. dollars using Reuters closing price. Bloomberg Commodity Index (formerly known as Dow Jones UBS Commodity Index) is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. MSCI World Energy Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). MSCI World Materials Index is designed to capture the large- and mid-cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Materials sector as per the Global Industry Classification Standard (GICS®).

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

On April 26, 2016, the comparative broad-based market indexes changed from the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Standard & Poor’s 500 Index to the MSCI World Index and Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index because the Advisor believes the MSCI World Index and the Bloomberg Barclays U.S. Treasury Inflation Notes Total Return Index more closely reflect the Fund’s investment strategies. On April 26, 2016, the Blended Index (Real Assets Fund) replaced the Blended Index (AAA Fund) as the sole additional comparative index. The Advisor believes the Blended Index (Real Assets Fund) provides additional comparative performance information and represents the Fund’s overall investment strategy.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index (AAA Fund) consists of 70% in the MSCI World Index and 30% in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/17	$ 8.88	$ 8.82	$ 8.94	$ 8.82	$ 8.81	$ 8.82
3/31/16	$ 8.56	$ 8.53	$ 8.62	$ 8.50	$ 8.50	$ 8.50
Distribution Information as of 3/31/17
Income Dividends, Twelve Months	$ .12	$ .09	$ .11	$ .15	$ .14	$ .15

Consolidated Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at March 31, 2017 (18.6% of Net Assets)	Country	Percent
1. Crown Castle International Corp. Provider of wireless infrastructure	United States	2.9%
2. American Tower Corp. Operator and developer of wireless communications and broadcast towers	United States	2.6%
3. Sempra Energy Provider of electric and natural gas products and services	United States	2.0%
4. Pembina Pipeline Corp. Transports, stores and markets petroleum products	Canada	2.0%
5. Cheniere Energy, Inc. Develops liquefied natural gas terminals	United States	1.8%
6. Kinder Morgan, Inc Operator of natural gas and products pipelines	United States	1.6%
7. Infraestructura Energetica Nova SAB de CV Owns electric and natural gas utilities	Mexico	1.5%
8. Inter Pipeline Ltd. Owns and operates several crude oil feeder pipeline systems	Canada	1.4%
9. Welltower, Inc. Invests in assisted living facilities, including housing and medical facilities for senior citizens	United States	1.4%
10. Waste Management, Inc. Provider of comprehensive waste management services	United States	1.4%

Consolidated portfolio holdings and characteristics are subject to change.

For more complete details about the fund's consolidated investment portfolio, see page 21. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

Consolidated Investment Portfolio
as of March 31, 2017

	Shares	Value ($)

Common Stocks 82.2%
Consumer Staples 0.6%
Food Products
Bunge Ltd.	16,523	1,309,613
Energy 13.7%
Oil, Gas & Consumable Fuels
Antero Midstream Partners LP	30,300	1,004,748
Cheniere Energy, Inc.*	76,387	3,610,814
Concho Resources, Inc.*	7,342	942,272
Enagas SA	75,169	1,952,633
Enbridge Energy Management LLC*	74,529	1,372,824
EOG Resources, Inc.	10,801	1,053,638
Inter Pipeline Ltd.	140,940	2,970,672
Kinder Morgan, Inc.	148,339	3,224,890
Marathon Petroleum Corp.	25,134	1,270,272
Pembina Pipeline Corp.	128,635	4,076,158
Snam SpA	500,635	2,165,150
Suncor Energy, Inc.	33,436	1,026,576
TOTAL SA	24,613	1,244,983
Veresen, Inc.	202,167	2,234,729
		28,150,359
Health Care 0.5%
Health Care Providers & Services
Chartwell Retirement Residences (Units)	88,067	1,032,421
Industrials 12.4%
Commercial Services & Supplies 1.4%
Waste Management, Inc.	39,024	2,845,630
Construction & Engineering 2.0%
Ferrovial SA	110,446	2,210,374
VINCI SA	24,400	1,934,023
		4,144,397
Machinery 0.5%
Kubota Corp.	63,200	948,596
Road & Rail 3.8%
Canadian National Railway Co.	31,027	2,290,191
Canadian Pacific Railway Ltd.	18,699	2,747,257
Union Pacific Corp.	25,562	2,707,527
		7,744,975
Transportation Infrastructure 4.7%
Flughafen Zuerich AG (Registered)	5,701	1,215,158
Japan Airport Terminal Co., Ltd.	41,724	1,448,516
Sydney Airport (Units)	496,963	2,570,431
Transurban Group (Units)	282,263	2,516,622
Zhejiang Expressway Co., Ltd. "H"	1,448,000	1,893,030
		9,643,757
Information Technology 0.6%
IT Services
InterXion Holding NV*	30,041	1,188,422
Materials 7.4%
Chemicals 4.7%
Akzo Nobel NV	19,407	1,609,274
Celanese Corp. "A"	23,090	2,074,637
Dow Chemical Co.	32,060	2,037,092
Monsanto Co.	13,500	1,528,200
Syngenta AG (Registered)	5,207	2,298,223
		9,547,426
Construction Materials 0.8%
Vulcan Materials Co.	13,532	1,630,335
Metals & Mining 1.9%
First Quantum Minerals Ltd.	50,155	532,910
Fresnillo PLC	26,500	516,621
Glencore PLC*	331,524	1,300,720
Lundin Mining Corp.	197,957	1,114,936
Newmont Mining Corp.	15,107	497,927
		3,963,114
Real Estate 36.6%
Equity Real Estate Investment Trusts (REITs) 29.5%
Agree Realty Corp.	21,417	1,027,159
Alexandria Real Estate Equities, Inc.	11,900	1,315,188
American Homes 4 Rent "A",	26,827	615,948
American Tower Corp.	43,658	5,306,193
Apartment Investment & Management Co. "A"	15,403	683,123
Brixmor Property Group, Inc.	72,893	1,564,284
CoreSite Realty Corp.	21,541	1,939,767
Crown Castle International Corp.	62,557	5,908,509
CubeSmart	96,151	2,496,080
DiamondRock Hospitality Co.	87,707	977,933
DuPont Fabros Technology, Inc.	44,633	2,213,350
Essex Property Trust, Inc.	4,788	1,108,566
Frasers Logistics & Industrial Trust	2,227,900	1,568,775
Gecina SA	11,051	1,499,587
GGP, Inc.	56,314	1,305,359
Global One Real Estate Investment Corp.	139	490,676
Great Portland Estates PLC	206,518	1,685,733
Healthcare Trust of America, Inc. "A"	33,528	1,054,791
Host Hotels & Resorts, Inc.	71,922	1,342,065
Investa Office Fund	280,271	1,017,103
Invitation Homes, Inc.*	28,457	621,216
Japan Real Estate Investment Corp.	189	1,001,617
Klepierre	34,043	1,324,120
Land Securities Group PLC	117,323	1,556,667
Lexington Realty Trust	155,399	1,550,882
Link REIT	239,738	1,679,693
Mapletree Commercial Trust	1,237,600	1,353,632
Merlin Properties Socimi SA	87,849	982,157
Mirvac Group	921,849	1,542,400
Pennsylvania Real Estate Investment Trust	34,194	517,697
Prologis, Inc.	33,678	1,747,215
Public Storage	9,112	1,994,708
Sabra Health Care REIT, Inc.	26,565	741,960
Segro PLC	203,640	1,163,952
Simon Property Group, Inc.	6,244	1,074,155
Sunstone Hotel Investors, Inc.	62,223	953,879
Vornado Realty Trust	11,674	1,171,019
Welltower, Inc.	41,000	2,903,620
Weyerhaeuser Co.	46,000	1,563,080
		60,563,858
Real Estate Management & Development 7.1%
BUWOG AG	52,815	1,332,513
CapitaLand Ltd.	339,000	879,701
City Developments Ltd.	301,400	2,197,720
Fabege AB	128,827	2,048,718
First Capital Realty, Inc.	54,263	817,301
Hang Lung Properties Ltd.	476,788	1,239,287
Mitsui Fudosan Co., Ltd.	78,438	1,672,611
NTT Urban Development Corp.	169,000	1,466,397
PSP Swiss Property AG (Registered)	4,305	391,754
Sino Land Co., Ltd.	837,213	1,467,264
Sun Hung Kai Properties Ltd.	69,400	1,019,814
		14,533,080
Utilities 10.4%
Electric Utilities 1.3%
Eversource Energy	45,905	2,698,296
Gas Utilities 4.6%
ENN Energy Holdings Ltd.	394,162	2,218,952
Hong Kong & China Gas Co., Ltd.	875,000	1,749,662
Infraestructura Energetica Nova SAB de CV	662,494	3,165,223
Toho Gas Co., Ltd.	113,000	798,805
Tokyo Gas Co., Ltd.	336,844	1,532,787
		9,465,429
Multi-Utilities 2.6%
National Grid PLC	93,135	1,182,642
Sempra Energy	37,249	4,116,014
		5,298,656
Water Utilities 1.9%
Severn Trent PLC	71,197	2,124,810
United Utilities Group PLC	138,520	1,724,237
		3,849,047
Total Common Stocks (Cost $161,216,000)		168,557,411

Exchange-Traded Funds 1.8%
iShares Global Materials ETF	25,900	1,533,539
SPDR S&P Global Natural Resources ETF	48,309	2,054,099
Total Exchange-Traded Funds (Cost $3,330,651)		3,587,638

	Principal Amount ($)	Value ($)

Government & Agency Obligations 9.6%
U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds:
1.375%, 2/15/2044	920,300	1,014,635
2.5%, 1/15/2029	1,061,303	1,297,514
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2018	1,510,900	1,523,608
0.125%, 4/15/2019	1,287,740	1,306,649
0.125%, 1/15/2023	1,728,942	1,727,891
0.125%, 7/15/2024	1,855,874	1,838,556
0.625%, 7/15/2021	1,166,446	1,209,879
0.625%, 1/15/2024	898,003	919,283
U.S. Treasury Notes:
0.75%, 2/28/2018	2,755,000	2,747,253
0.875%, 8/15/2017	3,222,000	3,221,987
1.125%, 6/15/2018	2,760,000	2,759,677
Total Government & Agency Obligations (Cost $19,577,143)		19,566,932

Short-Term U.S. Treasury Obligations 4.7%
U.S. Treasury Bills:
0.44%**, 4/13/2017	1,537,000	1,536,691
0.458%**, 6/22/2017	718,000	716,800
0.473%**, 4/13/2017	764,000	763,846
0.498%**, 4/13/2017	330,000	329,934
0.5%**, 4/13/2017	113,000	112,977
0.505%**, 4/13/2017	104,000	103,979
0.51%**, 4/13/2017	84,000	83,983
0.52%**, 6/22/2017	1,108,000	1,106,147
0.525%**, 6/22/2017	16,000	15,973
0.53%**, 6/22/2017	96,000	95,839
0.545%**, 6/22/2017	1,000,000	998,328
0.64%**, 10/12/2017	1,490,000	1,482,908
0.645%**, 10/12/2017	1,111,000	1,105,712
0.65%**, 10/12/2017	69,000	68,672
0.653%**, 10/12/2017	80,000	79,619
0.655%**, 10/12/2017	67,000	66,681
0.663%**, 10/12/2017	109,000	108,481
0.71%**, 4/13/2017	305,000	304,939
0.735%**, 1/4/2018	73,000	72,470
0.748%**, 1/4/2018	44,000	43,681
0.77%**, 6/22/2017	299,000	298,500
0.78%**, 1/4/2018	95,000	94,311
0.885%**, 10/12/2017	92,000	91,562
Total Short-Term U.S. Treasury Obligations (Cost $9,687,704)		9,682,033

	Shares	Value ($)

Cash Equivalents 0.9%
Deutsche Central Cash Management Government Fund, 0.74% (a) (Cost $1,925,800)	1,925,800	1,925,800

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $195,737,298)†	99.2	203,319,814
Other Assets and Liabilities, Net	0.8	1,732,664
Net Assets	100.0	205,052,478

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $198,173,899. At March 31, 2017, net unrealized appreciation for all securities based on tax cost was $5,145,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,964,090 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,818,175.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

In the Consolidated Investment Portfolio, the Fund classifies common stock based on the Global Industry Classification Standard. These classifications may differ from the asset allocation classifications in the Consolidated Portfolio Summary.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At March 31, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Brent Crude Oil Futures	USD	9/29/2017	27	1,462,590	(76,464)
Coffee C Futures	USD	9/19/2017	15	810,000	(45,694)
Copper Futures	USD	9/27/2017	37	2,481,313	(107,930)
Corn Futures	USD	9/14/2017	26	493,025	8,034
Cotton No. 2 Futures	USD	12/6/2017	14	518,630	(6,069)
Gasoline RBOB Futures	USD	10/31/2017	7	437,266	(16,751)
Gold 100 oz. Futures	USD	8/29/2017	16	2,007,200	(11,580)
Lean Hogs Futures	USD	10/13/2017	28	725,480	(38,455)
Live Cattle Futures	USD	6/30/2017	37	1,640,950	83,481
LME Primary Aluminium Futures	USD	5/15/2017	27	1,322,494	56,194
LME Primary Aluminium Futures	USD	9/18/2017	26	1,280,013	54,677
Natural Gas Futures	USD	8/29/2017	19	630,420	23,954
Nickel Futures	USD	5/15/2017	9	539,838	(9,426)
Silver Futures	USD	9/27/2017	25	2,300,000	33,391
Soybean Futures	USD	11/14/2017	20	954,000	(17,895)
Soybean Meal Futures	USD	7/14/2017	13	405,340	(9,496)
Sugar Futures	USD	6/30/2017	40	756,224	(94,668)
WTI Light Sweet Crude Oil Futures	USD	10/20/2017	14	728,420	25,241
Zinc Futures	USD	9/18/2017	33	2,291,850	(101,048)
Total				21,785,053	(250,504)

At March 31, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
LME Primary Aluminium Futures	USD	5/15/2017	27	1,322,494	(59,658)
LME Primary Aluminium Futures	USD	9/18/2017	5	246,156	(2,500)
Zinc Futures	USD	9/18/2017	3	208,350	3,394
Total				1,777,000	(58,764)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Staples	$ 1,309,613	$ —	$ —	$ 1,309,613
Energy	28,150,359	—	—	28,150,359
Health Care	1,032,421	—	—	1,032,421
Industrials	25,327,355	—	—	25,327,355
Information Technology	1,188,422	—	—	1,188,422
Materials	15,140,875	—	—	15,140,875
Real Estate	75,096,938	—	—	75,096,938
Utilities	21,311,428	—	—	21,311,428
Exchange-Traded Funds	3,587,638	—	—	3,587,638
Government & Agency Obligations	19,566,932	—	—	19,566,932
Short-Term U.S. Treasury Obligations	9,682,033	—	—	9,682,033
Short-Term Investments	1,925,800	—	—	1,925,800
Derivatives (b)
Futures Contracts	288,366	—	—	288,366
Total	$ 203,608,180	$ —	$ —	$ 203,608,180
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (b)
Futures Contracts	$ (597,634)	$ —	$ —	$ (597,634)
Total	$ (597,634)	$ —	$ —	$ (597,634)

There have been no transfers between fair value measurement levels during the year ended March 31, 2017.

(b) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities

as of March 31, 2017
Assets
Investments: Investments in non-affiliated securities, at value (cost $193,811,498)	$ 201,394,014
Investments in Deutsche Central Cash Management Government Fund, at value (cost $1,925,800)	1,925,800
Total investments in securities, at value (cost $195,737,298)	203,319,814
Foreign currency, at value (cost $481,835)	480,209
Deposit with broker for futures contracts	1,181,846
Receivable for Fund investments sold	256,627
Receivable for Fund shares sold	1,643,595
Dividends receivable	443,299
Interest receivable	27,806
Foreign taxes recoverable	9,355
Other assets	20,730
Total assets	207,383,281
Liabilities
Cash overdraft	67,941
Payable for Fund shares redeemed	1,751,559
Payable for variation margin on futures contracts	71,475
Accrued management fee	81,372
Accrued Trustees' fees	2,803
Other accrued expenses and payables	355,653
Total liabilities	2,330,803
Net assets, at value	$ 205,052,478
Net Assets Consist of
Undistributed net investment income	1,603,707
Net unrealized appreciation (depreciation) on: Investments	7,582,516
Futures	(309,268)
Foreign currency	(749)
Accumulated net realized gain (loss)	(95,824,155)
Paid-in capital	292,000,427
Net assets, at value	$ 205,052,478

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities as of March 31, 2017 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($62,557,849 ÷ 7,042,561 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.88
Maximum offering price per share (100 ÷ 94.25 of $8.88)	$ 9.42

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($39,715,278 ÷ 4,501,868 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.82
Class R Net Asset Value, offering and redemption price per share ($2,311,504 ÷ 258,634 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.94
Class R6 Net Asset Value, offering and redemption price per share ($21,999 ÷ 2,494 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.82
Class S Net Asset Value, offering and redemption price per share ($55,608,076 ÷ 6,310,459 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.81
Institutional Class Net Asset Value, offering and redemption price per share ($44,837,772 ÷ 5,086,176 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.82

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations

for the year ended March 31, 2017
Investment Income
Dividends (net of foreign taxes withheld of $212,574)	$ 4,157,477
Interest	611,544
Income distributions — Deutsche Central Cash Management Government Fund	73,866
Other income	23,721
Total income	4,866,608
Expenses: Management fee	1,562,931
Administration fee	207,076
Services to shareholders	274,266
Distribution and service fees	698,060
Custodian fee	30,251
Professional fees	138,947
Reports to shareholders	60,594
Registration fees	87,159
Trustees' fees and expenses	12,088
Other	21,905
Total expenses before expense reductions	3,093,277
Expense reductions	(444,646)
Total expenses after expense reductions	2,648,631
Net investment income	2,217,977
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	24,261,211
Sale of non-affiliated Underlying Funds	(539,132)
Investments	(1,895,064)
Capital gain dividends received	342,295
Futures	76,618
Foreign currency	(511,678)
21,734,250
Change in net unrealized appreciation (depreciation): Affiliated Underlying Funds	(21,755,898)
Non-affiliated Underlying Funds	857,843
Investments	7,325,529
Futures	(309,268)
Foreign currency	(749)
(13,882,543)
Net gain (loss)	7,851,707
Net increase (decrease) in net assets resulting from operations	$ 10,069,684

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended March 31,
	2017 (Consolidated)	2016
Operations: Net investment income	$ 2,217,977	$ 5,866,603
Net realized gain (loss)	21,734,250	(31,481,219)
Change in net unrealized appreciation (depreciation)	(13,882,543)	(11,200,746)
Net increase (decrease) in net assets resulting from operations	10,069,684	(36,815,362)
Distributions to shareholders from: Net investment income: Class A	(1,059,099)	(2,138,650)
Class C	(590,557)	(1,005,806)
Class R	(37,366)	(51,619)
Class R6	(10,851)	(19,793)
Class S	(746,315)	(1,955,080)
Institutional Class	(516,448)	(1,532,609)
Total distributions	(2,960,636)	(6,703,557)
Fund share transactions: Proceeds from shares sold	77,434,790	65,412,213
Reinvestment of distributions	2,795,152	6,322,472
Payments for shares redeemed	(111,902,546)	(328,498,554)
Net increase (decrease) in net assets from Fund share transactions	(31,672,604)	(256,763,869)
Increase (decrease) in net assets	(24,563,556)	(300,282,788)
Net assets at beginning of year	229,616,034	529,898,822
Net assets at end of period (including undistributed net investment income of $1,603,707 and $2,462,042, respectively)	$ 205,052,478	$ 229,616,034

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.56	$ 9.36	$ 9.56	$ 9.53	$ 9.13
Income (loss) from investment operations: Net investment income[a]	.10	.14	.19	.13	.20
Net realized and unrealized gain (loss)	.34	(.76)	(.11)	.03	.40
Total from investment operations	.44	(.62)	.08	.16	.60
Less distributions from: Net investment income	(.12)	(.18)	(.28)	(.13)	(.20)
Net asset value, end of year	$ 8.88	$ 8.56	$ 9.36	$ 9.56	$ 9.53
Total Return (%)[b,c,d]	5.22	(6.63)	.76	1.68	6.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	79	158	197	238
Ratio of expenses before expense reductions (%)[e]	1.41	.78	.73	.76	.75
Ratio of expenses after expense reductions (%)[e]	1.17	.57	.57	.57	.52
Ratio of net investment income (%)	1.17	1.61	2.02	1.35	2.17
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Class C	Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.53	$ 9.33	$ 9.53	$ 9.48	$ 9.09
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.07	.12	.06	.13
Net realized and unrealized loss	.34	(.76)	(.12)	.03	.39
Total from investment operations	.38	(.69)	—	.09	.52
Less distributions from: Net investment income	(.09)	(.11)	(.20)	(.04)	(.13)
Net asset value, end of year	$ 8.82	$ 8.53	$ 9.33	$ 9.53	$ 9.48
Total Return (%)[b,c,d]	4.47	(7.37)	(.01)	.94	5.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	61	103	119	155
Ratio of expenses before expense reductions (%)[e]	2.16	1.51	1.47	1.51	1.49
Ratio of expenses after expense reductions (%)[e]	1.92	1.32	1.31	1.32	1.28
Ratio of net investment income (%)	.44	.83	1.30	.60	1.45
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Class R	Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of year	$ 8.62	$ 9.42	$ 9.62	$ 9.59	$ 9.17
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.13	.18	.11	.20
Net realized and unrealized loss	.35	(.77)	(.12)	.02	.39
Total from investment operations	.43	(.64)	.06	.13	.59
Less distributions from: Net investment income	(.11)	(.16)	(.26)	(.10)	(.17)
Net asset value, end of year	$ 8.94	$ 8.62	$ 9.42	$ 9.62	$ 9.59
Total Return (%)[b,c]	4.95	(6.77)	.55	1.52	6.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	2
Ratio of expenses before expense reductions (%)[d]	1.78	1.16	1.13	1.13	1.07
Ratio of expenses after expense reductions (%)[d]	1.42	.77	.77	.77	.76
Ratio of net investment income (%)	.96	1.47	1.83	1.15	2.17
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Class R6	Years Ended March 31,		Period Ended 3/31/15[a]
2017 (Consolidated)		2016
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.60
Income (loss) from investment operations: Net investment income (loss)[b]	.12	.25	.12
Net realized and unrealized loss	.35	(.83)	(.19)
Total from investment operations	.47	(.58)	(.07)
Less distributions from: Net investment income	(.15)	(.21)	(.24)
Net asset value, end of year	$ 8.82	$ 8.50	$ 9.29
Total Return (%)[c,d]	5.59	(6.25)	(.71)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	.02	1.01
Ratio of expenses before expense reductions (%)[e]	1.02	.40	.58*
Ratio of expenses after expense reductions (%)[e]	.86	.22	.21*
Ratio of net investment income (loss) (%)	1.41	2.97	3.73*
Portfolio turnover rate (%)	222	51	39[f]

[a] For the period from November 28, 2014 (commencement of operations) to March 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover rate for the year ended March 31, 2015.

* Annualized

** Not annualized

Class S	Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.15	.22	.14	.22
Net realized and unrealized loss	.33	(.75)	(.13)	.02	.40
Total from investment operations	.45	(.60)	.09	.16	.62
Less distributions from: Net investment income	(.14)	(.19)	(.29)	(.14)	(.22)
Net asset value, end of year	$ 8.81	$ 8.50	$ 9.29	$ 9.49	$ 9.47
Total Return (%)[b,c]	5.30	(6.44)	.92	1.88	6.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	55	152	163	259
Ratio of expenses before expense reductions (%)[d]	1.19	.60	.55	.62	.57
Ratio of expenses after expense reductions (%)[d]	1.02	.42	.39	.42	.34
Ratio of net investment income (loss) (%)	1.34	1.70	2.26	1.50	2.42
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Institutional Class	Years Ended March 31,
2017 (Consolidated)		2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.16	.23	.17	.24
Net realized and unrealized loss	.35	(.74)	(.12)	.02	.38
Total from investment operations	.47	(.58)	.11	.19	.62
Less distributions from: Net investment income	(.15)	(.21)	(.31)	(.17)	(.22)
Net asset value, end of year	$ 8.82	$ 8.50	$ 9.29	$ 9.49	$ 9.47
Total Return (%)[b,c]	5.61	(6.25)	1.10	2.02	6.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	31	114	102	44
Ratio of expenses before expense reductions (%)[d]	1.07	.48	.45	.43	.45
Ratio of expenses after expense reductions (%)[d]	.90	.21	.21	.21	.22
Ratio of net investment income (loss) (%)	1.44	1.83	2.45	1.84	2.56
Portfolio turnover rate (%)	222	51	39	41	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. This ratio does not include these indirect fees and expenses.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Real Assets Fund (formerly Deutsche Alternative Asset Allocation Fund) (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Prior to April 26, 2016, the Fund invested in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." On April 26, 2016, the Fund's investment strategy and name changed, and the Fund was restructured from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) to a direct investment fund (i.e., a fund investing directly in securities and other investments).

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. Effective April 26, 2016, the Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Real Assets Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, including, but not limited to futures contracts, options and total return swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of March 31, 2017, the Fund's investment in the Subsidiary was $20,016,388, representing 9.65% of the Fund's total assets.

The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $95,146,000, including $35,481,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2018, the expiration date, whichever occurs first; and approximately $59,665,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($16,917,000) and long-term losses ($42,748,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures, investment in the Subsidiary, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,132,536
Capital loss carryforwards	$ (95,146,300)
Net unrealized appreciation (depreciation) on investments	$ 5,145,915

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2017	2016
Distributions from ordinary income*	$ 2,960,636	$ 6,703,557

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2017, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2017 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended March 31, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $25,397,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,777,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2017 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Futures Contracts
Commodity Contracts (a)	$ 288,366

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Liability Derivative	Futures Contracts
Commodity Contracts (b)	$ (597,634)

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(b) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Realized Gain (Loss)	Futures Contracts
Commodity Contracts (c)	$ 76,618
The above derivative is located in the following Consolidated Statement of Operations account: (c) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Commodity Contracts (d)	$ (309,268)
The above derivative is located in the following Consolidated Statement of Operations account: (d) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Underlying Funds and Securities

During the year ended March 31, 2017, purchases and sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $0 and $218,449,821, respectively. Purchases and sales of non-affiliated ETFs (excluding short-term investments and money market funds) aggregated $7,530,562 and $8,846,725, respectively. Purchases and sales of investment securities (excluding short-term investments and money market funds) aggregated $409,661,840 and $230,985,518, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Prior to April 26, 2016, the management fee payable under the Investment Management Agreement was equivalent to the annual rate (exclusive of any applicable waivers/reimbursements) of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor received management fees from managing the Underlying Deutsche Funds in which the Fund invested.

For the period from April 1, 2016 through April 25, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.65%
Institutional Class	.55%

In addition, for the period from April 1, 2016 through April 25, 2016, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.57%
Class C	1.32%
Class R	.77%
Class R6	.21%
Class S	.42%
Institutional Class	.21%

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Effective April 26, 2016, shareholders of the Fund approved a new Investment Management Agreement that reflects a change in the Fund’s management fee structure. Shareholders also approved a sub-advisory agreement (the "Sub-Advisory Agreement") with RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. Under the Sub-Advisory Agreement, RREEF, under the supervision and oversight of DIMA, manages all of the securities and other assets of the Fund. DIMA, not the Fund, pays RREEF for sub-advisory services.

Effective April 26, 2016, under the new Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s daily net assets	.800%
Over $2 billion of such net assets	.775%

Accordingly, for the period from April 26, 2016 through March 31, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.80% of the Fund's average daily net assets.

Effective April 26, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%

For the year ended March 31, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 171,753
Class C	123,994
Class R	9,997
Class R6	988
Class S	81,289
Institutional Class	56,625
$ 444,646

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2017, the Administration Fee was $207,076, of which $17,328 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2017, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2017
Class A	$ 12,869	$ 3,130
Class C	2,211	557
Class R	740	200
Class R6	58	22
Class S	4,077	1,049
Institutional Class	518	120
	$ 20,473	$ 5,078

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2017
Class C	$ 379,796	$ 25,487
Class R	6,938	490
	$ 386,734	$ 25,977

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2017, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2017	Annual Rate
Class A	$ 178,013	$ 38,966.25%
Class C	126,395	25,623.25%
Class R	6,918	1,437.25%
	$ 311,326	$ 66,026

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2017, aggregated $2,014.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2017, the CDSC for the Fund's Class C shares aggregated $648. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2017, DDI received $1,195 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2017, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $19,022, of which $10,662 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2017.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2017		Year Ended March 31, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,509,922	$ 21,788,582	1,604,788	$ 14,035,627
Class C	221,285	1,908,472	385,969	3,433,001
Class R	84,564	742,803	183,036	1,597,920
Class R6	10,162	87,395	153,839	1,299,882
Class S	2,822,552	24,270,223	2,605,776	22,993,653
Institutional Class	3,313,999	28,637,315	2,531,979	22,052,130
		$ 77,434,790		$ 65,412,213
Shares issued to shareholders in reinvestment of distributions
Class A	118,430	$ 1,035,542	241,833	$ 2,081,548
Class C	62,359	546,264	106,904	917,983
Class R	4,229	37,366	6,022	51,619
Class R6	1,249	10,851	1,733	14,198
Class S	77,771	672,809	208,804	1,798,760
Institutional Class	57,036	492,320	168,773	1,458,364
		$ 2,795,152		$ 6,322,472
Shares redeemed
Class A	(4,842,117)	$ (41,762,426)	(9,481,919)	$ (82,229,717)
Class C	(2,941,935)	(25,332,463)	(4,350,413)	(37,498,817)
Class R	(172,278)	(1,493,375)	(128,552)	(1,116,513)
Class R6	(142,964)	(1,221,035)	(22,593)	(185,454)
Class S	(3,022,472)	(26,053,002)	(12,769,144)	(110,086,947)
Institutional Class	(1,873,884)	(16,040,245)	(11,388,099)	(97,381,106)
		$ (111,902,546)		$ (328,498,554)
Net increase (decrease)
Class A	(2,213,765)	$ (18,938,302)	(7,635,298)	$ (66,112,542)
Class C	(2,658,291)	(22,877,727)	(3,857,540)	(33,147,833)
Class R	(83,485)	(713,206)	60,506	533,026
Class R6	(131,553)	(1,122,789)	132,979	1,128,626
Class S	(122,149)	(1,109,970)	(9,954,564)	(85,294,534)
Institutional Class	1,497,151	13,089,390	(8,687,347)	(73,870,612)
		$ (31,672,604)		$ (256,763,869)

G. Transactions with Affiliates

Prior to April 26, 2016, the Fund invested in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invested are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended March 31, 2017 is as follows:

Affiliate	Value ($) at 3/31/2016	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 3/31/2017
Deutsche Enhanced Commodity Strategy Fund	23,513,336	—	24,669,729	(3,414,996)	—	—	—
Deutsche Floating Rate Fund	35,516,088	—	35,901,202	(1,768,375)	—	—	—
Deutsche Global Inflation Fund	71,630,603	—	71,558,613	1,415,388	—	—	—
Deutsche Global Infrastructure Fund	57,210,989	—	58,245,946	20,438,745	—	—	—
Deutsche Global Real Estate Securities Fund	13,410,020	—	13,498,340	7,786,938	—	—	—
Deutsche Real Estate Securities Fund	12,541,658	—	12,463,167	(27,455)	—	—	—
Deutsche Real Estate Securities Income Fund	2,106,262	—	2,112,824	(169,034)	—	—	—
Deutsche Central Cash Management Government Fund	8,716,121	399,582,288	406,372,609	—	73,866	—	1,925,800
Total	224,645,077	399,582,288	624,822,430	24,261,211	73,866	—	1,925,800

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and Shareholders of Deutsche Real Assets Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of Deutsche Real Assets Fund (formerly Deutsche Alternative Asset Allocation Fund) (the "Fund") (one of the funds constituting Deutsche Market Trust) as of March 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets and the consolidated financial highlights for the year then ended, and the statement of changes in net assets for the year ended March 31, 2016 and the financial highlights for each of the periods ended March 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Deutsche Real Assets Fund (one of the funds constituting Deutsche Market Trust) at March 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets the year then ended, and the changes in net assets for the year ended March 31, 2016, and the financial highlights for each of the periods ended March 31, 2016, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 25, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, prior to April 26, 2016, the Fund's shareholders indirectly bore the expense of the Underlying Funds in which the Fund invested. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2016 to March 31, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2017 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/17	$ 1,005.40	$ 1,001.10	$ 1,004.70	$ 1,006.70	$ 1,005.60	$ 1,006.80
Expenses Paid per $1,000*	$ 6.10	$ 9.83	$ 7.35	$ 4.75	$ 5.45	$ 4.95
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/17	$ 1,018.85	$ 1,015.11	$ 1,017.60	$ 1,020.19	$ 1,019.50	$ 1,020.00
Expenses Paid per $1,000*	$ 6.14	$ $9.90	$ 7.39	$ 4.78	$ 5.49	$ 4.99

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Real Assets Fund	1.22%	1.97%	1.47%	.95%	1.09%	.99%

** Prior to April 26, 2016, the Fund invested in other funds and indirectly bore its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund was invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 22% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2017, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Real Assets Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board considered that, in an effort to improve the investment process and potential returns of the Fund, DIMA recommended, and the Board approved, changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a fund-of-funds with a focus on alternative (or non-traditional) investment strategies into a direct investment fund with a focus on investments offering exposure to "real assets." The Board noted that, in connection with these changes, RREEF America L.L.C., an affiliate of DIMA, was appointed as the Fund’s sub-adviser and that, in April 2016, shareholders of the Fund approved a new investment management agreement between the Fund and DIMA and a sub-advisory agreement between DIMA and RREEF America L.L.C. The changes to the Fund took effect in April 2016. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2016. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund because it was structured as a fund-of-funds during all of 2015, but did receive such information with respect to the funds in which the Fund previously invested. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	97	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	97	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	97	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	97	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	97	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	97	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	97	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	97	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	97	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	97	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	97	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[6] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Service Company; formerly, Secretary, Deutsche AM Distributors, Inc.
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 887	25159K 804	25159K 705
Fund Number	487	787	2087	1487

For shareholders of Class R and R6
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Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Real Assets fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$61,049	$3,500	$9,750	$0
2016	$61,049	$0	$9,750	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$563,012	$0
2016	$0	$509,282	$994,299

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$9,750	$563,012	$595,469	$1,168,231
2016	$9,750	$1,503,581	$575,257	$2,088,588

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Real Assets Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	5/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	5/30/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	5/30/2017